EXHIBIT 99.3
                                 ------------

                         The Class 1-A-1B Cap Contract

                         IXIS FINANCIAL PRODUCTS INC.
                        9 West 57th Street, 36th Floor
                           New York, New York 10019
              Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194


DATE:        February 28, 2006

TO:          Cap Trust,
             IndyMac INDX Mortgage Loan Trust 2006-AR2
             c/o Deutsche Bank National Trust Company
             1761 East St. Andrew Place,
             Santa Ana, California 92705-4934,
             Attention:  Trust Administration; IN06A2
             FAX: (714) 247-6470
             ("Party B")


FROM:        IXIS Financial Products Inc.
             9 West 57th Street, 36th Floor
             New York, New York 10019
             Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194
             ("Party A")

RE:          Interest Rate Cap Transaction


Dear Sir or Madam:

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

     General Terms
     -------------

         Trade Date:                              February 23, 2006

         Effective Date:                          February 25, 2006

         Termination Date:                        May 25, 2014, subject to adjustment in accordance with the
                                                  Following Business Day Convention

         Notional Amount:                         See Amortization Schedule, Schedule A

         Floating Amounts:
         -----------------

                  Floating Rate Payer:            Party A

                  Floating Rate:                  The greater of (a) 0% and (b) the  lesser of (1)  0.845%  and (2)
                                                  USD-LIBOR-BBA with a Designated Maturity of one month minus the
                                                  Strike Rate (as set forth in Schedule A).

                  Floating Rate Payer Period      The 25th day of each  month of each year,  commencing  on March 25,
                  End Dates:                      2006 to and including the Termination  Date,  subject to adjustment in accordance with the Following Business Day Convention.

                  Floating Rate Payer             Early  Payment,  one (1) Business Day preceding  each Floating Rate
                  Payment Dates:                  Payer Period End Date.

                  Spread:                         None

                  Floating Rate Day               Actual/360
                  Count Fraction:

                  Reset Dates:                    The first day of each Calculation Period.

                  Compounding:                    Inapplicable

                  Business Days:                  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust
                                                  Office is located or (2) the States of New York or California are closed.

2.   Procedural Terms:
     -----------------

     Calculation Agent:                           Party A

     Offices:                                     The Office of Party A for this Cap Transaction is New York.
     --------




     Account Details:
     ----------------

                  Payments to Party A:            CITIBANK N.A.

                                                  ABA# 021-000-089

                                                  Account No.: 36216161

                                                  A/C IXISFP

                  Payments to Party B:            Deutsche Bank Trust Company Americas
                                                  ABA# 021001033
                                                  Account# 01419663
                                                  Account Name: NYLTD Funds Control/Stars West
                                                  Ref: IndyMac INDX 2006-AR2 (Class 1-A1B Certificates)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                         IXIS Financial Products Inc.
                             (212) 891-0660 (fax)
                             Attn: Swap Operations



IXIS Financial Products Inc.

By: /s/ Vasanth K. Victor
   -----------------------------------
   Authorized Signatory


By: /s/ Christopher Hayden
   -----------------------------------
   Authorized Signatory


Accepted and confirmed as of the Trade Date written above:

Cap Trust,
IndyMac INDX Mortgage Loan Trust 2006-AR2
By: Deustche Bank National Trust Company, not in its individual capacity, but solely as Cap Trustee



By: /s/ Jennifer Hermansader
   -----------------------------------
     Name: Jennifer Hermansader
     Title: Associate

SCHEDULE A to the Confirmation dated as of February 28, 2006, Amortization
Schedule: Amortization Schedule,


----------------------------- ----------------------------------- ---------------------
   Calculation Period in
respect of the Payment Date
  scheduled to occur on*:           Notional Amount (USD)           Strike Rate (%)
----------------------------- ----------------------------------- ---------------------
                   3/25/2006                      341,043,109.71                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2006                      332,382,882.52                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2006                      324,483,551.50                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2006                      316,984,985.66                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2006                      309,649,105.72                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2006                      302,472,223.96                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2006                      295,450,907.11                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2006                      288,581,591.50                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2006                      281,860,731.60                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2006                      275,284,189.52                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2007                      268,847,433.67                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2007                      262,541,884.36                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2007                      256,354,213.50                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2007                      250,284,165.56                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2007                      244,346,026.29                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2007                      238,537,149.24                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2007                      232,854,677.05                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2007                      227,295,734.00                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2007                      221,857,647.50                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2007                      216,537,637.81                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2007                      211,332,937.89                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2007                      206,240,301.18                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2008                      201,256,161.86                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2008                      196,373,688.47                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2008                      191,582,219.36                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2008                      186,881,630.93                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2008                      182,283,521.70                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2008                      177,785,836.99                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2008                      173,386,350.39                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2008                      169,082,819.09                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2008                      164,873,162.50                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2008                      160,754,774.92                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2008                      156,725,722.17                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2008                      152,783,696.83                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2009                      148,925,905.38                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2009                      145,133,986.65                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2009                      141,412,846.03                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2009                      137,728,779.62                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2009                      134,126,021.69                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2009                      130,595,834.77                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2009                      127,137,967.50                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2009                      123,652,070.26                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2009                      120,155,578.48                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2009                      117,228,914.48                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2009                      114,408,208.52                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2009                      111,654,491.23                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2010                      108,951,211.93                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2010                      106,301,797.58                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2010                      103,705,718.14                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2010                      101,171,087.63                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2010                       98,685,592.44                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2010                       96,253,728.60                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2010                       93,880,848.54                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2010                       91,565,439.79                 9.445
----------------------------- ----------------------------------- ---------------------




----------------------------- ----------------------------------- ---------------------
   Calculation Period in
respect of the Payment Date
  scheduled to occur on*:           Notional Amount (USD)           Strike Rate (%)
----------------------------- ----------------------------------- ---------------------
                   9/25/2010                       89,306,373.32                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2010                       87,099,449.63                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2010                       84,945,988.60                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2010                       82,841,325.80                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2011                       80,786,791.48                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2011                       78,780,093.51                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2011                       76,822,481.17                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2011                       74,912,887.61                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2011                       73,050,145.78                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2011                       71,233,116.81                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2011                       69,460,689.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2011                       67,731,778.79                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2011                       66,045,326.87                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2011                       64,400,300.79                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2011                       62,795,692.72                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2011                       61,230,519.19                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2012                       59,703,820.48                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2012                       58,214,660.08                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2012                       56,762,124.10                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2012                       56,762,124.10                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2012                       56,412,465.08                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2012                       55,003,343.08                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2012                       53,628,912.18                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2012                       52,288,327.05                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2012                       50,980,762.81                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2012                       49,705,414.54                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2012                       48,461,496.81                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2012                       47,248,243.17                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2013                       46,064,905.72                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2013                       44,910,754.69                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2013                       43,785,077.95                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2013                       42,687,180.62                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2013                       41,616,384.65                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2013                       40,572,028.41                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2013                       39,553,466.29                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2013                       38,560,068.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2013                       37,591,219.81                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2013                       36,646,320.94                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2013                       35,724,786.45                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2013                       34,826,045.25                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2014                       33,949,540.09                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2014                       33,094,727.25                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2014                       32,261,076.19                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2014                       31,448,069.23                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2014                       30,655,201.24                 9.445
----------------------------- ----------------------------------- ---------------------